Exhibit 10.1

Execution Version

THIRD AMENDMENT

THIRD AMENDMENT, dated as of May 5, 2020 (this “Amendment”), to the Credit Agreement, dated as of October 1, 2018 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”; and as amended by this Amendment, the “Credit Agreement”), among TENNECO INC., a Delaware corporation (the “Company”), TENNECO AUTOMOTIVE OPERATING COMPANY INC., a Delaware corporation and a Subsidiary of the Company (“TAOC”), any other Subsidiary Borrowers (as defined therein) from time to time parties thereto, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders, the Administrative Agent and certain other financial institutions are parties to the Existing Credit Agreement;

WHEREAS, the Borrowers, the Required Pro Rata Lenders and, solely with respect to the amendments set forth in Section 3 of this Amendment, the Required Lenders, party hereto wish pursuant to Section 10.1 of the Existing Credit Agreement to make certain amendments to the Existing Credit Agreement, in each case as described in this Amendment;

WHEREAS, pursuant to Section 10.1 of the Existing Credit Agreement, the parties hereto hereby agree to amend the Existing Credit Agreement as set forth herein, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

1.    Defined Terms. Unless otherwise defined herein or the context otherwise requires, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

2.    Amendments to Financial Condition Covenants. Effective as of the Third Amendment Effective Date (as defined below), Section 7.1 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

7.1     Financial Condition Covenants. Solely with respect to the Revolving Facility and the Tranche A Term Facility:

(a)    Prior to the earlier of (x) the occurrence of a Covenant Reset Trigger (as defined in Section 7.1(g) below) and (y) the delivery to the Administrative Agent of a Covenant Reset Certificate (as defined in Section 7.1(g) below):

(i) Senior Secured Leverage Ratio. Permit the Senior Secured Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Company ending with any fiscal quarter set forth below to exceed the ratio set forth below opposite such fiscal quarter:

Fiscal Quarter Ending	Senior Secured Leverage Ratio
June 30, 2020	6.75 to 1.00
September 30, 2020	9.50 to 1.00
December 31, 2020	8.75 to 1.00
March 31, 2021	8.25 to 1.00
June 30, 2021	4.50 to 1.00
September 30, 2021	4.25 to 1.00
December 31, 2021	4.00 to 1.00

(ii)    Consolidated Net Leverage Ratio. Permit the Consolidated Net Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Company ending with any fiscal quarter set forth below to exceed the ratio set forth below opposite such fiscal quarter:

Fiscal Quarter Ending	Consolidated Net Leverage Ratio
March 31, 2020	4.50 to 1.00
March 31, 2022	5.25 to 1.00
June 30, 2022	4.75 to 1.00
September 30, 2022	4.25 to 1.00
December 31, 2022 and each fiscal quarter ending thereafter	3.75 to 1.00

(iii)    Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio for any period of four consecutive fiscal quarters of the Company ending with any fiscal quarter set forth below to be less than the ratio set forth below opposite such fiscal quarter:

Fiscal Quarter Ending	Consolidated Interest Coverage Ratio
March 31, 2020	2.75 to 1.00
June 30, 2020	2.00 to 1.00
September 30, 2020	1.50 to 1.00
December 31, 2020	1.50 to 1.00
March 31, 2021	1.50 to 1.00
June 30, 2021 and each fiscal quarter ending thereafter	2.75 to 1.00

(b) Solely upon the earlier of (x) the occurrence of a Covenant Reset Trigger and (y) the delivery to the Administrative Agent of a Covenant Reset Certificate and, in each case, thereafter:

(i) Consolidated Net Leverage Ratio. Permit the Consolidated Net Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Company ending with any fiscal quarter set forth below to exceed the ratio set forth below opposite such fiscal quarter:

Fiscal Quarter Ending	Consolidated Net Leverage Ratio
March 31, 2020	4.50 to 1.00
June 30, 2020	4.50 to 1.00
September 30, 2020	4.50 to 1.00
December 31, 2020	4.50 to 1.00
March 31, 2021	4.50 to 1.00
June 30, 2021	4.25 to 1.00
September 30, 2021	4.25 to 1.00
December 31, 2021	4.00 to 1.00
March 31, 2022	4.00 to 1.00
June 30, 2022	3.75 to 1.00
September 30, 2022	3.75 to 1.00
December 31, 2022 and each fiscal quarter ending thereafter	3.50 to 1.00

(ii) Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio for any period of four consecutive fiscal quarters of the Company to be less than 2.75 to 1.0.

(c) Upon the earlier of (x) the occurrence of a Covenant Reset Trigger and (y) the delivery to the Administrative Agent of a Covenant Reset Certificate: (i) the Financial Covenants set forth in Section 7.1(a) shall automatically cease to apply and (ii) the Financial Covenants set forth in Section 7.1(b) for the fiscal quarter most recently ended for which financial statements have been delivered pursuant to Section 6.1(a) or 6.1(b) and for each fiscal quarter ending thereafter shall automatically apply on such date. Each Loan Party agrees that it shall, after any Responsible Officer has knowledge thereof, give prompt (but in any event by the date that is five Business Days after any such Responsible Officer first has knowledge thereof) notice in writing to the Administrative Agent of the occurrence of any Covenant Reset Trigger.

(d) Upon the occurrence of a Covenant Reset Trigger, (i) compliance with the Financial Covenants in this Section 7.1 (for the avoidance of doubt, giving effect to clause (c) above) shall be tested for the fiscal quarter most recently ended for which financial statements have been delivered pursuant to Section 6.1(a) or 6.1(b) based upon such financial statements and calculated with respect to such Covenant Reset Trigger on a Pro Forma Basis for such completed fiscal quarter and (ii) the Company shall promptly cause a certificate (similar in form to a Compliance Certificate) to be delivered to the Administrative Agent setting forth the calculation of such Financial Covenants for such fiscal quarter.

(e) Each reference in this Agreement to Section 7.1 (and each applicable Financial Covenant as used therein) shall be deemed to reference such terms as they exist after giving effect to the Third Amendment, but subject in each case to the operation of the Covenant Reset Trigger set forth in Section 7.1(g) below.

(f) Solely for purposes of determining compliance with this Section 7.1 and only so long as (x) no Covenant Reset Trigger has occurred and (y) no Covenant Reset Certificate has been delivered to the Administrative Agent:

(i) in the definition of “Consolidated Net Leverage Ratio,” the phrase “(x) prior to the consummation of the Spin-Off, $500,000,000” shall be deemed to be “(x) prior to the consummation of the Spin-Off, (I) at any time from the Third Amendment Effective Date through December 31, 2021, $750,000,000 and (II) at all other times, $500,000,000”;

(ii) in the definition of “Senior Secured Leverage Ratio,” the phrase “(I) prior to consummation of the Spin-Off, $500,000,000” shall be deemed to be “(I) prior to consummation of the Spin-Off, (A) at any time from the Third Amendment Effective Date through December 31, 2021, $750,000,000 and (B) at all other times, $500,000,000”; and

(iii) in the definition of “Consolidated EBITDA”, the proviso following clause (q) thereof shall be deemed to be “; provided that (I) at any time from the Third Amendment Effective Date through March 31, 2021, the aggregate amount of all adjustments pursuant to (A) the foregoing clause (i) shall not exceed $225,000,000 for the four fiscal quarters then ended and (B) the foregoing clauses (f), (j) and (k) shall not exceed 17.5% of Consolidated EBITDA (such percentage calculated before any amounts are added to Consolidated EBITDA pursuant to clauses (f), (j) and (k)) and (II) at any time after March 31, 2021, the aggregate amount of all adjustments pursuant to the foregoing clauses (f), (i), (j) and (k) shall not exceed (x) 17.5% of Consolidated EBITDA during the fiscal quarters ending June 30, 2021 and September 30, 2021 and (z) 15% of Consolidated EBITDA thereafter (such percentage, in each case, calculated before any amounts are added to Consolidated EBITDA pursuant to clauses (f), (i), (j) and (k))”.

(g) The following terms used in this Section 7.1 shall have the following meanings:

“Covenant Reset Certificate”: a certificate of a Responsible Officer of the Company (similar in form to a Compliance Certificate) delivered to the Administrative Agent (i) stating that such certificate is a Covenant Reset Certificate and (ii) certifying compliance with the covenants set forth in Section 7.1(b) for the fiscal quarter most recently ended for which financial statements have been delivered pursuant to Section 6.1(a) or 6.1(b) and demonstrating such compliance in reasonable detail; provided that (a) the Company may only deliver a Covenant Reset Certificate substantially concurrently with the delivery of financial statements pursuant to Section 6.1(a) or Section 6.1(b) (and in any event within the timeframe contemplated by Section 6.2(b) for delivery of a Compliance Certificate), (b) the Company may only deliver a Covenant Reset Certificate once, (c) such Covenant Reset Certificate shall be irrevocable and (d) from and after delivery of such Covenant Reset Certificate, all Covenant Reset Triggers set forth in the definition of “Covenant Reset Trigger” set forth below shall be of no further force and effect.

“Covenant Reset Trigger”: the occurrence of any of the following at any time prior to delivery of a Covenant Reset Certificate unless otherwise agreed by the Required Pro Rata Lenders:

(i)    the incurrence of any Incremental Facility in reliance on the Fixed Incremental Amount;

(ii)    the incurrence of any Incremental Equivalent Debt in reliance on the Fixed Incremental Amount, any Indebtedness in reliance on Section 7.2(j) or any Indebtedness in reliance on Section 7.2(l), other than any of the foregoing that (a) in the case of any Incremental Equivalent Debt, is unsecured or secured solely by the Collateral on a junior basis to the Obligations, (b) in the case of Indebtedness in reliance on Section 7.2(j), is unsecured or secured solely by the Collateral on a junior basis to the Obligations or, solely with respect to such Indebtedness incurred by Foreign Subsidiaries, is secured solely by assets located outside of the United

States or Capital Stock and other equity interests of Subsidiaries and Joint Ventures, in each case, organized under the laws of a state other than a state of the United States), (c) in the case of Indebtedness incurred in reliance on Section 7.2(l), is unsecured and (d) does not exceed in an aggregate principal amount at any time outstanding for all such incurrences under this clause (ii) $500,000,000;

(iii)    the aggregate principal amount of the proceeds received from parties outside of the Company’s consolidated group and which remains outstanding in all transactions described in clauses (a) and (b) of the definition of “Permitted Receivables Financing” exceeds $1,350,000,000;

(iv)    the aggregate amount of Indebtedness outstanding in reliance on Section 7.2(n) exceeds, in an aggregate principal amount at any time outstanding, €112,500,000;

(v)    the incurrence of any Indebtedness in reliance on Section 7.2(cc);

(vi)     the aggregate fair market value of property sold in connection with sale and leasebacks in reliance on clause (ii) of Section 7.11 exceeds (x) $100,000,000 with respect to property that is located in the United States and (y) $200,000,000 with respect to property that is not located in the United States;

(vii)    any Supplemental Cash Management Obligation is in respect of a long term credit agreement;

(viii)    the aggregate amount of Liens incurred in reliance on Section 7.3(n) exceeds an aggregate amount equal to the sum of (a) the amount of Indebtedness incurred in reliance on Section 7.2(n) (subject to clause (iv) above) plus (b) $25,000,000 (it being understood that neither (x) the aggregate outstanding principal amount of the obligations secured thereby nor (y) the aggregate fair market value (determined as of the date such Lien is incurred) of the assets subject thereto shall be permitted to exceed, in the case of clause (a), the amount of Indebtedness incurred in reliance on Section 7.2(n) (subject to clause (iv) above), and in the case of clause (b), $25,000,000), provided that any Liens incurred in reliance on clause (a) shall be limited to assets located outside of the United States or Capital Stock and other equity interests of Subsidiaries and Joint Ventures, in each case, organized under the laws of a state other than a state of the United States;

(ix)    the aggregate amount of Restricted Payments made in reliance on the dollar basket in clause (ii) of Section 7.6(d) and the aggregate amount of Investments made in reliance on the dollar basket in Section 7.8(l) collectively exceeds $50,000,000;

(x)    the making of any Restricted Payments in reliance on clause (i) of Section 7.6(d);

(xi)    the Company or any of its Subsidiaries (a) make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash,

securities or other property) of or in respect of principal of or interest on any Unsecured Notes or any unsecured Incremental Equivalent Debt, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, defeasance, cancelation or termination of such Unsecured Notes or such unsecured Incremental Equivalent Debt, or (b) amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms of any agreement, instrument or other document evidencing Unsecured Notes or unsecured Incremental Equivalent Debt (other than any such amendment, modification, waiver or other change that is not in the reasonable judgment of the Company materially adverse to the Lenders); provided that, as long as no Default has occurred and is continuing, the Company may (A) make regularly scheduled interest and principal payments as and when due in respect of any Unsecured Notes or any unsecured Incremental Equivalent Debt, other than payments prohibited by any subordination provisions thereof, (B) refinance Unsecured Notes or unsecured Incremental Equivalent Debt with the Net Cash Proceeds of Permitted Refinancing Indebtedness, (C) make payments of or in respect of Unsecured Notes or unsecured Incremental Equivalent Debt made solely with the Net Cash Proceeds of Qualified Capital Stock issued by the Company after the Third Amendment Effective Date, (D) convert any Unsecured Notes or any unsecured Incremental Equivalent Debt into Qualified Capital Stock issued by the Company after the Third Amendment Effective Date or (E) make additional payments of or in respect of Unsecured Notes or unsecured Incremental Equivalent Debt if, after giving effect thereto, the Consolidated Leverage Ratio would be equal to or less than 2.00 to 1.0 calculated on a Pro Forma Basis (as of the last day of the most recent fiscal quarter for which financial statements are available) after giving effect to such payment (it being understood and agreed that any fee, premium or expense paid or payable in connection with such payment shall not be subject to or included within the calculation of such amount);

(xii)    the aggregate amount of Investments made in reliance on Section 7.8(q) exceeds the greater of (x) $240,000,000 and (y) 1.75% of Consolidated Total Assets;

(xiii)    the aggregate amount of Investments made in reliance on Section 7.8(g) exceeds the greater of (x) $200,000,000 and (y) 1.50% of Consolidated Total Assets;

(xiv)    the making of any Investments in reliance on Section 7.8(ee);

(xv)    the Company shall designate any Subsidiary as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Subsidiary in reliance on Section 6.10 at any time when the Company is not in Pro Forma Compliance with a Consolidated Net Leverage Ratio not exceeding 4.50:1.00, recomputed as of the last day of the most recently ended four fiscal quarter period for which financial statements have been delivered pursuant to Section 6.1;

(xvi)    any Loan Party shall become an Excluded Subsidiary in reliance on clause (ii) of the definition of “Excluded Subsidiary”;

(xvii)    any Loan Party shall Dispose of any material Intellectual Property or material economic interest in any material Intellectual Property that is owned by such Loan Party on the Third Amendment Effective Date to any Subsidiary of the Company that is not (or will not substantially simultaneously with such Disposition become) a Loan Party, except for any such Disposition made pursuant to Section 7.5(t) and Section 7.5(z);

(xviii)    the making of any Disposition in reliance on Section 7.5(h) with respect to which (i) to the extent such Disposition constitutes an Asset Sale, at least 80% of the Net Cash Proceeds thereof are not applied within 10 Business Days of receipt thereof in the United States to prepay the Term Loans (subject to Sections 2.13(f) and 2.13(g)) or (ii) if such Disposition is made by the Company or any Subsidiary Guarantor, the aggregate amount of the proceeds of all such Dispositions that are reinvested in Subsidiaries that are not Subsidiary Guarantors exceeds 2.5% of the Consolidated Total Assets of the Company as determined on the Closing Date;

(xix)    the Borrowers shall fail to determine the Applicable Margin with respect to Revolving Loans, Swingline Loans and Tranche A Term Loans pursuant to the Pricing Grid attached as Annex A to the Third Amendment in lieu of the Pricing Grid attached as Annex A to this Agreement;

provided that, solely to the extent that the Dollar amount of any basket set forth in this Agreement and referenced in the foregoing clauses (ii), (iv), (vi), (viii), (ix), (xii) and (xiii) contains an adjustment based on the Post-Spin EBITDA Percentage, from and after the Spin-Off such Dollar amount (or, in the case of clause (iv), Euro amount) set forth in the foregoing clauses (ii), (iv), (vi), (viii), (ix), (xii) and (xiii) shall be automatically reduced to an amount equal to such Dollar amount (or, in the case of clause (iv), Euro amount) multiplied by the Post-Spin EBITDA Percentage.

“Third Amendment”: the Third Amendment dated as of May 5, 2020 among the Company, TAOC, the Lenders party thereto and the Administrative Agent.

“Third Amendment Effective Date”: May 5, 2020.

(h) Any failure to deliver any notice or certificate pursuant to Section 7.1(c) or 7.1(d) above, as applicable, and any failure to comply with the Financial Covenants pursuant to Section 7.1(a) or 7.1(b) above, as applicable, shall be deemed to be a default in the observance or performance of a Financial Covenant set forth in Section 7.1(a) or 7.1(b) for all purposes of this Agreement and the other Loan Documents.

3.    Other Amendments. Effective as of the Third Amendment Effective Date, subject to receipt of counterparts of this Amendment executed and delivered by the Required Lenders, the Existing Credit Agreement is hereby amended as follows:

(a)    Section 7.11 of the Existing Credit Agreement is hereby amended by deleting “(a)” and “and (b) the transaction involves a lease with a term of one year or less following the related sale” in each case where such phrases appear in Section 7.11.

(b)    The first parenthetical in Section 7.6 is amended in its entirety to read as follows: “(other than dividends or distributions of, or the issuances of rights to purchase, common stock or other applicable common equity interests that results in the issuance of, or gives rights with respect to the issuance of, additional shares of common stock or other applicable common equity interests of the Person making such dividend, distribution or issuance)”.

(c)    A new Section 10.26 is hereby added to the Existing Credit Agreement immediately following the existing Section 10.25 to reach as follows:

“10.26. Parallel Debt.

(a)    Without prejudice to the provisions of the other Loan Documents, and for the purpose of ensuring and preserving the validity and continuity of the rights of pledge purported to be granted under or pursuant to certain instruments of pledge under Dutch law, including but not limited to the right of pledge over the membership of the Company in Coöperatief Federal-Mogul Dutch Investments B.A., the right of pledge over approximately 65% of the shares in Federal-Mogul Motorparts (Netherlands) B.V. and the right of pledge over approximately 65% of the shares in Federal-Mogul Powertrain (Netherlands) B.V., each Borrower hereby irrevocably and unconditionally undertakes and covenants to pay, and acknowledges that it owes, to the Collateral Trustee amounts equal to and in the currency of the total amount of (i) any amounts owing by the respective Borrower to the Administrative Agent or the Lenders in respect of its Credit Facility Secured Obligations (as defined in the Collateral Agreement), (ii) any amounts owing by the respective Borrower to any noteholder in respect of its Existing Indenture Secured Obligations (as defined in the Collateral Agreement) or the other Secured Parties (as defined under the Collateral Trust Agreement) or (iii) in connection with any other indebtedness as the parties may agree from time to time should form part of the Parallel Debt, in each case, whether present or future and whether actual or contingent (such obligations under sub-clauses (i), (ii) and (iii) above for the purposes of this Section 10.26 in relation to each Borrower to be referred as its “Corresponding Obligations”), which from time to time are due, irrespective of whether any such obligations have arisen as at the Third Amendment Effective Date or arise after the date hereof, in accordance with and under the same terms and conditions as each of the Corresponding Obligations (such payment undertakings and the obligations and liabilities which are the result thereof hereinafter referred to as the “Parallel Debt” of that Borrower).

(b)    Each party to this Agreement acknowledges that (i) the Parallel Debt of each Borrower constitutes undertakings, obligations and liabilities of such Borrower to the Collateral Trustee separate and independent from, and without prejudice to its Corresponding Obligations to the Administrative Agent, the Lenders or the other Secured Parties (as defined under the Collateral Trust Agreement), and (ii) the Parallel Debt of the Borrowers represents the Collateral Trustee’s own separate and independent claim (eigen en zelfstandige vordering op naam) to receive payment of the Parallel Debt from the

Borrowers; provided that in all events the aggregate amount which may become due under a Parallel Debt of the Borrowers shall never exceed the aggregate amount which may become due under its Corresponding Obligations at any time. The Collateral Trustee shall be the obligee of such undertaking and covenant to pay and shall be entitled to claim performance thereof in its own name and not as agent or trustee or representative acting on behalf of the Lenders or the holders of Secured Obligations (as defined in the Collateral Trust Agreement) or any one of them. The security to be granted to the Collateral Trustee under and pursuant to the instruments of pledge under Dutch law to secure the Parallel Debt, is granted to the Collateral Trustee in its capacity as sole creditor of the Parallel Debt.

(c)    Every payment of monies made by a Borrower or a Subsidiary regarding its Corresponding Obligations shall, conditionally upon such payment not subsequently being voided or reduced by virtue of any provisions or enactments relating to bankruptcy, insolvency, liquidation or similar laws of general application, be in satisfaction pro tanto of the undertaking and covenant by each Borrower contained in this Section 10.26; provided that, if any such payment as is mentioned above is subsequently voided or reduced by virtue of any provisions or enactments relating to bankruptcy, insolvency, liquidation or similar laws of general application, the Collateral Trustee shall be entitled to receive a corresponding amount as Parallel Debt under this Section 10.26 from the Borrowers, and each Borrower shall remain liable to satisfy such Parallel Debt and such Parallel Debt shall be deemed not to have been discharged.

(d)    Subject to the other provisions of this Section 10.26:

(i)    the total amount due and payable as Parallel Debt under this Section 10.26 shall be decreased to the extent a Borrower or any relevant Subsidiary shall have paid any amounts to the Administrative Agent, any Lender or any other Secured Party (as defined under the Collateral Trust Agreement) to reduce its outstanding Corresponding Obligations or the Administrative Agent, any Lender or any other Secured Party (as defined under the Collateral Trust Agreement) otherwise receives any amount in payment of its Corresponding Obligations, including through the receipt of proceeds of Collateral (as defined in the Collateral Agreement); and (ii) to the extent that any Borrower shall have paid any amounts to the Collateral Trustee under its Parallel Debt or the Collateral Trustee otherwise shall have received monies in payment of the Parallel Debt, including through the receipt of proceeds of Collateral (as defined in the Collateral Agreement), the total amount due and payable in respect of the Corresponding Obligations shall, subject to any applicable terms of the Intercreditor Agreement be decreased as if said amounts were received directly in payment of the Corresponding Obligations.

(e)     Each party to this Agreement confirms that, in accordance with this Section 10.26, the claim of the Collateral Trustee against a Borrower in respect of its Parallel Debt does not constitute common property (een gemeenschap) within the meaning of Article 3:166 Dutch Civil Code and that the provisions relating to such common property shall not apply. If, however, it shall be held that such claim of the Collateral Trustee does constitute such common property and such provisions do apply, the parties to this Agreement agree that this arrangement shall constitute the administration agreement (beheersregeling) within the meaning of Article 3:168 Dutch Civil Code.

(f)     If and to the extent that at the time of the creation of the rights of pledge constituted under the instruments of pledge under Dutch law, or at any time thereafter, a Corresponding Obligation owed to the Collateral Trustee cannot be validly secured through the Parallel Debt, such Corresponding Obligation itself shall be a Credit Facility Secured Obligation or Existing Indenture Secured Obligation, as relevant.

(g)     The Collateral Trustee shall be entitled to rely on, and enforce the provisions of, this Section 10.26.”

4.    Effectiveness. This Amendment shall become effective on the date (the “Third Amendment Effective Date”) on which:

    (a)    The Administrative Agent shall have received this Amendment executed and delivered by each Borrower, each Guarantor, the Administrative Agent, the Required Pro Rata Lenders, and, solely with respect to the amendment set forth in Section 3 of this Amendment, the Required Lenders.

    (b)     (i) No Default or Event of Default shall exist on the Third Amendment Effective Date immediately after giving effect to this Amendment and (ii) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects (and in all respects if any such representation and warranty is qualified by materiality) on and as of the Third Amendment Effective Date as if made on and as of such date (except to the extent any such representation and warranty expressly relates to an earlier date, in which case it was true and correct in all material respects as of such earlier date).

    (c)     The Administrative Agent shall have received all fees required to be paid on the Third Amendment Effective Date and reasonable out-of-pocket expenses required to be reimbursed on the Third Amendment Effective Date and, with respect to out-of-pocket expenses, to the extent invoiced at least three Business Days prior to the Third Amendment Effective Date.

5.    Representations and Warranties. On and as of the Third Amendment Effective Date, each Loan Party hereby represents and warrants to the Administrative Agent and each Lender that:

    (a)    No Default or Event of Default exists on the Third Amendment Effective Date immediately after giving effect to this Amendment.

    (b)    Each of the representations and warranties made by such Loan Party in or pursuant to the Loan Documents are true and correct in all material respects (and in all respects if any such representation and warranty is qualified by materiality) on and as of the Third Amendment Effective Date as if made on and as of such date (except to the extent any such representation and warranty expressly relates to an earlier date, in which case it was true and correct in all material respects as of such earlier date).

6.    Continuing Effect of the Credit Agreement and Loan Documents.

    (a)    This Amendment shall not constitute an amendment or waiver of any provision of the Existing Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrowers that would require a waiver or consent of the Lenders and the Administrative Agent. Except as expressly amended hereby, the provisions of the Existing Credit Agreement are and shall remain in full force and effect.

    (b)     This Amendment shall not extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or any other Loan Document or discharge or release the Lien or priority of any Security Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement, the Security Documents or the other Loan Documents or a novation of the Existing Credit Agreement or any other Loan Document. The obligations outstanding under or of the Existing Credit Agreement and instruments securing the same shall remain in full force and effect, except to any extent expressly modified hereby. Nothing implied in this Amendment or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Loan Parties under any Loan Document from any of its obligations and liabilities as a borrower, guarantor, grantor or pledgor under any of the Loan Documents.

    (c)    This Amendment constitutes a Loan Document.

7.    Reaffirmation.

    (a)     Each Loan Party hereby (i) expressly acknowledges the terms of the Credit Agreement, (ii) ratifies and affirms its obligations under the Loan Documents (including guarantees and security agreements) executed by the undersigned, (iii) acknowledges, renews and extends its continued liability under all such Loan Documents and agrees such Loan Documents remain in full force and effect, (iv) agrees that each Security Document secures all Obligations of the Loan Parties in accordance with the terms thereof and (v) confirms this Amendment does not represent a novation of any Loan Document. Each Loan Party ratifies and confirms that all Liens granted, conveyed, or assigned to the Administrative Agent by such Person pursuant to each Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations.

    (b)     Each Loan Party hereby reaffirms, as of the Third Amendment Effective Date, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated thereby and (ii) its guarantee of payment of the Obligations pursuant to the Guarantee Agreement and its grant of Liens on the Collateral to secure the Obligations.

8.    GOVERNING LAW; WAIVER OF JURY TRIAL; MISCELLANEOUS.

    (a)     THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND

INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b)     EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 10.12 AND 10.16 OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN MUTATIS MUTANDIS.

(c)     This Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The words “executed,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent. A set of the copies of this Amendment signed by all the parties shall be lodged with the Company and the Administrative Agent. For purposes of this clause (c), “Electronic Signature” means an electronic symbol or process attached to a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.

(d)     On and after the Third Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import referring to the Existing Credit Agreement or the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof”, or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement.

9.    Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.    Headings. The headings and subheadings used herein are solely for convenience of reference and shall not constitute a part of this Amendment or affect the meaning, construction or effect of any provision thereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

TENNECO INC.

By:	/s/ Paul D. Novas
Name: Paul D. Novas
Title: Vice President Finance

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

By:	/s/ Paul D. Novas
Name: Paul D. Novas
Title: Vice President Finance

[Signature Page to Third Amendment to Tenneco Credit Agreement]

TENNECO INTERNATIONAL HOLDING CORP.

By:	/s/ Paul D. Novas
Name: Paul D. Novas
Title: Vice President Finance

TENNECO GLOBAL HOLDINGS INC.

By:	/s/ Paul D. Novas
Name: Paul D. Novas
Title: Vice President Finance

THE PULLMAN COMPANY

By:	/s/ Paul D. Novas
Name: Paul D. Novas
Title: Vice President Finance

TMC TEXAS INC.

By:	/s/ Paul D. Novas
Name: Paul D. Novas
Title: Vice President Finance

CLEVITE INDUSTRIES INC.

By:	/s/ Paul D. Novas
Name: Paul D. Novas
Title: Vice President Finance

[Signature Page to Third Amendment to Tenneco Credit Agreement]

FEDERAL-MOGUL FINANCING CORPORATION

By:	/s/ David Jachcik
Name: David Jachcik
Title: Assistant Treasurer

CARTER AUTOMOTIVE COMPANY LLC

By:	/s/ Paul D. Novas
Name: Paul D. Novas
Title: Vice President Finance

FEDERAL-MOGUL IGNITION LLC

By:	/s/ David Jachcik
Name: David Jachcik
Title: President and Treasurer

FEDERAL-MOGUL PISTON RINGS, LLC

By:	/s/ David Jachcik
Name: David Jachcik
Title: President and Treasurer

FEDERAL-MOGUL POWERTRAIN LLC

By:	/s/ David Jachcik
Name: David Jachcik
Title: President and Treasurer

[Signature Page to Third Amendment to Tenneco Credit Agreement]

FEDERAL-MOGUL POWERTRAIN IP LLC

By:	/s/ David Jachcik
Name: David Jachcik
Title: President and Treasurer

FEDERAL-MOGUL PRODUCTS US LLC

By:	/s/ Paul D. Novas
Name: Paul D. Novas
Title: Vice President Finance

FEDERAL-MOGUL MOTORPARTS LLC

By:	/s/ Paul D. Novas
Name: Paul D. Novas
Title: Vice President Finance

FEDERAL-MOGUL WORLD WIDE LLC

By:	/s/ Paul D. Novas
Name: Paul D. Novas
Title: Vice President Finance

FELT PRODUCTS MFG. CO. LLC

By:	/s/ David Jachcik
Name: David Jachcik
Title: President and Treasurer

[Signature Page to Third Amendment to Tenneco Credit Agreement]

MUZZY-LYON AUTO PARTS LLC

By:	/s/ Paul D. Novas
Name: Paul D. Novas
Title: Vice President Finance

FEDERAL-MOGUL CHASSIS LLC

By:	/s/ Paul D. Novas
Name: Paul D. Novas
Title: Vice President Finance

F-M MOTORPARTS TSC LLC

By:	/s/ Paul D. Novas
Name: Paul D. Novas
Title: Vice President Finance

F-M TSC REAL ESTATE HOLDINGS LLC

By:	/s/ Paul D. Novas
Name: Paul D. Novas
Title: Vice President Finance

FEDERAL-MOGUL VALVE TRAIN INTERNATIONAL LLC

By:	/s/ David Jachcik
Name: David Jachcik
Title: President and Treasurer

[Signature Page to Third Amendment to Tenneco Credit Agreement]

FEDERAL-MOGUL SEVIERVILLE, LLC

By:	/s/ David Jachcik
Name: David Jachcik
Title: President and Treasurer

BECK ARNLEY HOLDINGS LLC

By:	/s/ Paul D. Novas
Name: Paul D. Novas
Title: Vice President Finance

FEDERAL-MOGUL FILTRATION LLC

By:	/s/ Paul D. Novas
Name: Paul D. Novas
Title: Vice President Finance

[Signature Page to Third Amendment to Tenneco Credit Agreement]

JPMORGAN CHASE BANK, N.A., as
Administrative Agent and as a Lender

By:	/s/ Gene Riego de Dios
Name: Gene Riego de Dios
Title: Executive Director

[Signature Page to Third Amendment to Tenneco Credit Agreement]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Sean Duggan
Name: Sean Duggan
Title: Vice President

[Signature Page to Third Amendment to Tenneco Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Brian Lukehart
Name: Brian Lukehart
Title: Managing Director

[Signature Page to Third Amendment to Tenneco Credit Agreement]

Citibank, N.A., as a Lender

By:	/s/ Lixing Qi
Name: Lixing Qi
Title: Vice President

[Signature Page to Third Amendment to Tenneco Credit Agreement]

MUFG BANK, LTD., as a Lender

By:	/s/ Eric Hill
Name: Eric Hill
Title: Authorized Signatory

[Signature Page to Third Amendment to Tenneco Credit Agreement]

Sumitomo Mitsui Banking Corporation, as a Lender

By:	/s/ Michael Maguire
Name: Michael Maguire
Title: Managing Director

[Signature Page to Third Amendment to Tenneco Credit Agreement]

Wells Fargo Bank, National Association, as a Lender

By:	/s/ Emma Clifford
Name: Emma Clifford
Title: Director & Portfolio Manager

[Signature Page to Third Amendment to Tenneco Credit Agreement]

TRUIST BANK, formerly known as BRANCH BANKING AND TRUST COMPANY and successor by merger to SUNTRUST BANK, as a Lender

By:	/s/ Sarah Salmon
Name: Sarah Salmon
Title: Senior Vice President

[Signature Page to Third Amendment to Tenneco Credit Agreement]

Canadian Imperial Bank of Commerce, New York Branch, as a Lender

By:	/s/ Dominic Sorresso
Name: Dominic Sorresso
Title: Authorized Signatory

[Signature Page to Third Amendment to Tenneco Credit Agreement]

Commerzbank AG New York Branch, as a Lender

By:	/s/ Thomas J. Devitt
Name: Thomas J. Devitt
Title: Director

By:	/s/ Caio Kac
Name: Caio Kac
Title: Director

[Signature Page to Third Amendment to Tenneco Credit Agreement]

MIZUHO BANK, LTD., as a Lender

By:	/s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Executive Director

[Signature Page to Third Amendment to Tenneco Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Donna Benson
Name: Donna Benson
Title: Assistant Vice President

[Signature Page to Third Amendment to Tenneco Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jeffrey S. Johnson
Name: Jeffrey S. Johnson
Title: Senior Vice President

[Signature Page to Third Amendment to Tenneco Credit Agreement]

Fifth Third Bank, National Association, as a Lender

By:	/s/ Kurt Marsan
Name: Kurt Marsan
Title: Vice President

[Signature Page to Third Amendment to Tenneco Credit Agreement]

Citizens Bank, N.A., as a Lender

By:	/s/ Stephen A. Maenhout
Name: Stephen A. Maehout
Title: Senior Vice President

[Signature Page to Third Amendment to Tenneco Credit Agreement]

KBC BANK N.V., as a Lender

By:	/s/ Nicholas Fiore
Name: Nicholas Fiore
Title: Director

By:	/s/ Francis Payne
Name: Francis Payne
Title: Managing Director

[Signature Page to Third Amendment to Tenneco Credit Agreement]

TD Bank, N.A., as a Lender

By:	/s/ Bernadette Collins
Name: Bernadette Collins
Title: Senior Vice President

[Signature Page to Third Amendment to Tenneco Credit Agreement]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Nikhil Madhok
Name: Nikhil Madhok
Title: Authorized Signatory

[Signature Page to Third Amendment to Tenneco Credit Agreement]

Santander Bank, N.A., as a Lender

By:	/s/ Irv Roa
Name: Irv Roa
Title: Senior Vice President

[Signature Page to Third Amendment to Tenneco Credit Agreement]

BNP Paribas, as a Lender

By:	/s/ Kirk Hoffman
Name: Kirk Hoffman
Title: Managing Director

By:	/s/ Monica Tilani
Name: Monica Tilani
Title: Vice President

[Signature Page to Third Amendment to Tenneco Credit Agreement]

Industrial and Commercial Bank of China Limited, New York Branch, as a Lender

By:	/s/ Jing Qu
Name: Jing Qu
Title: Vice President

By:	/s/ Gang Duan
Name: Gang Duan
Title: Executive Director

[Signature Page to Third Amendment to Tenneco Credit Agreement]

ING Bank N.V., Dublin Branch, as a Lender

By:	/s/ Sean Hassett
Name: Sean Hassett
Title: Director

By:	/s/ Cormac Langford
Name: Cormac Langford
Title: Director

[Signature Page to Third Amendment to Tenneco Credit Agreement]

The Huntington National Bank, as a Lender

By:	/s/ Mark Zobel
Name: Mark Zobel
Title: Vice President

[Signature Page to Third Amendment to Tenneco Credit Agreement]

The Northern Trust Company, as a Lender

By:	/s/ Kevin L. Burson
Name: Kevin L. Burson
Title: Senior Vice President

[Signature Page to Third Amendment to Tenneco Credit Agreement]

Associated Bank, as a Lender

By:	/s/ Stacy L. Kernz
Name: Stacy L. Kernz
Title: Assistant Vice President

[Signature Page to Third Amendment to Tenneco Credit Agreement]

COMERICA BANK, as a Lender

By:	/s/ John Lascody
Name: John Lascody
Title: Vice President

[Signature Page to Third Amendment to Tenneco Credit Agreement]

The First Bank of Highland Park, as a Lender

By:	/s/ Lynn M. Rosinsky
Name: Lynn M. Rosinsky
Title: Managing Director

[Signature Page to Third Amendment to Tenneco Credit Agreement]

Flushing Bank, as a Lender

By:	/s/ Lisa J. Archinow
Name: Lisa J. Archinow
Title: Vice President, Senior Credit Relationship Manager

[Signature Page to Third Amendment to Tenneco Credit Agreement]

Annex A

PRICING GRID FOR REVOLVING FACILITY (INCLUDING SWINGLINE LOANS) AND

TRANCHE A TERM FACILITY

Level	Consolidated Net Leverage Ratio	Applicable Margin for Eurodollar Loans or Overnight LIBOR Loans	Applicable Margin for ABR Loans	Commitment Fee Rate
I	Greater than or equal to 6.00 to 1.0	2.50%	1.50%	0.45%

II	Less than 6.00 to 1.0 and greater than or equal to 4.50 to 1.0	2.25%	1.25%	0.40%

II	Less than 4.50 to 1.0 and greater than or equal to 3.00 to 1.0	2.00%	1.00%	0.35%

IV	Less than 3.00 to 1.0 and greater than or equal to 2.50 to 1.0	1.75%	0.75%	0.30%

V	Less than 2.50 to 1.0 and greater than or equal to 1.50 to 1.0	1.50%	0.50%	0.25%

VI	Less than 1.50 to 1.0	1.25%	0.25%	0.20%

Changes in the Applicable Margin with respect to Revolving Loans, Swingline Loans, Tranche A Term Loans or the Commitment Fee Rate resulting from changes in the Consolidated Net Leverage Ratio shall become effective on the date (the “Adjustment Date”) on which financial statements are delivered to the Lenders pursuant to Section 6.1(a) or (b) (but in any event not later than the 45th day after the end of each of the first three quarterly periods of each fiscal year or the 90th day after the end of each fiscal year, as the case may be) and shall remain in effect until the next change to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified above, then, until such financial statements are delivered, the Consolidated Net Leverage Ratio as at the end of the fiscal period that would have been covered thereby shall for the purposes of this definition be deemed to be greater than 6.00 to 1.0. In addition, at all times while an Event of Default shall have occurred and be continuing, the Consolidated Net Leverage Ratio shall for the purposes of this definition be deemed to be greater than 6.00 to 1.0. Each determination of the Consolidated Net Leverage Ratio pursuant to this pricing grid shall be made with respect to (or, in the case of clause (a) of the definition thereof, as at the end of) the period of four consecutive fiscal quarters of the Company ending at the end of the period covered by the relevant financial statements.